Condensed Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income (loss)	$ (39,741)	$ 36,636	$ 11,366	$ 19,984	$ (20,269)
Other comprehensive income (loss):
Unrealized gain (loss) on available-for-sale securities, net of tax	(69)	(33)	34	3	3
Total comprehensive income (loss)	$ (39,810)	$ 36,603	$ 11,400	$ 19,987	$ (20,266)